Taxes On Income	12 Months Ended
Dec. 31, 2011
Taxes On Income [Abstract]
Taxes On Income
NOTE 16:-	TAXES ON INCOME

a.	A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

Gross unrecognized tax benefits as of January 1 ,2011	$1,179
Reduction of unrecognized tax benefit as a result of a lapse of the applicalble statute of limitations	(602)
Interest	50

Gross unrecognized tax benefits as of December 31 ,2011	$627

The Company conducts business globally and, as a result, the Company or one or more of its subsidiaries file income tax returns in the U.S. federal jurisdiction and various state and foreign jurisdictions. In the normal course of business, the Company is subject to examination by tax authorities throughout the world, including such major jurisdictions as Israel and the United States. With few exceptions, the Company is no longer subject to U.S. federal, state and local, or non-U.S. income tax examinations for years prior to 2007 and is no longer subject to Israeli examinations for years prior to 2007.

b.	Israeli corporate tax structure:

Taxable income of Israeli companies is subject to tax at the rate of 26%, 25% and 24% in 2009, 2010 and 2011, respectively.

In July 2009, the Israeli Parliament passed the Law for Economic Efficiency (Amended Legislation for Implementing the Economic Plan for 2009 and 2010), 2009, which prescribes, among other things, an additional gradual reduction in the rates of the Israeli corporate tax and real capital gains tax starting 2011 to the following tax rates: 2011 - 24%, 2012 - 23%, 2013 - 22%, 2014 - 21%, 2015 - 20%, 2016 and thereafter - 18%.

On December 5, 2011, the Israeli Parliament (the Knesset) passed the Law for Tax Burden Reform (Legislative Amendments), 2011 ("the Tax Burden Law") which, among others, cancels effective from 2012, the scheduled progressive reduction in the corporate tax rate. The Tax Burden also increases the corporate tax rate to 25% in 2012. Following the amendment , corporate tax rates and capital gains rates are: 2011- 24%, 2012- and thereafter- 25%. The Tax Burden Law was published on December 7, 2011 and enters into force on January 1, 2012.

c.	Tax Benefits under the Law for the Encouragement of Capital Investment, 1959 ("the Investment Law"):

The Investment Law, prior to its amendment in April 2005, authorized the Israeli Investment Center to grant approved enterprise status ("Approved Enterprise") to capital investments in production facilities that meet certain relevant criteria specified by the law and the regulations specified thereafter. The tax benefits derived from any Approved Enterprise relate only to taxable income attributable to the specific program of investment to which the status was granted by the Investment Center.

On April 1, 2005, an amendment to the Investment Law came into effect ("the Amendment") that significantly changed the provisions of the Investment Law. The Amendment revised the criteria for investment programs qualified to receive tax benefits, which, if qualified, are referred to as a "Beneficiary Enterprise" (rather than the previous terminology of "Approved Enterprise"). The Amendment generally requires that at least 25% of the Beneficiary Enterprise's income be derived from export. Additionally, the Amendment enacted major changes in the manner in which tax benefits are awarded under the Investment Law so that companies no longer require Investment Center approval in order to qualify for tax benefits. However, the Investment Law provides that terms and benefits included in any letter of approval already granted to an Approved Enterprise will remain subject to the provisions of the law as they were on the date of such approval.

The Company has one capital investment program that has been granted Approved Enterprise status under the Investment Law ("the Approved program") and two additional programs that qualify as Beneficiary Enterprises pursuant to the Amendment ("the Beneficiary programs"). One of the Beneficiary programs was converted from a previously Approved Enterprise program pursuant to the approval of the Israel Tax Authority that the Company received in October 2007 (the"ITA Approval"). Pursuant to the Beneficiary and Approved programs, the Company is entitled to a tax benefit period of seven to ten years on income derived from these programs, as follows: a full income tax exemption for the first two years and a reduced income tax rate of 10%-25% (instead of the regular tax rate) for the remaining five to eight years depending on the level of foreign ownership of the Company.

The duration of tax benefits detailed above for the Approved Enterprise is subject to limits of 12 years from the year of commencement of production, or 14 years from the date of granting the approval, whichever is earlier. As of December 31, 2011, the Company's Approved Enterprise program has expired and the Beneficiary Enterprise programs expire between the years 2011 and 2015. The Company began using the tax benefits during the year 2006.

As of December 31, 2011, approximately $ 25,277 out of the Company's retained earnings are tax-exempt earnings attributable to its Approved Enterprise program and $ 32,554 are tax-exempt earnings attributable to its Beneficiary Enterprise program. The tax-exempt income attributable to the Approved and Beneficiary Enterprises cannot be distributed to shareholders without subjecting the Company to taxes. If these retained tax-exempt profits are distributed, the Company would be taxed at the corporate tax rate applicable to such profits as if the Company had not elected the alternative benefits track of 15%-25% tax rates. According to the Amendment, tax-exempt income generated under the Beneficiary Enterprise will be taxed upon dividend distribution or complete liquidation, whereas tax exempt income generated under the Approved Enterprise will be taxed only upon dividend distribution (and not upon complete liquidation, where the tax liability will be incurred by the shareholders). As of December 31, 2011, if the income attributed to the Approved Enterprise or Beneficiary enterprise, including upon liquidation,  was distributed as a dividend, the Company would incur a tax liability at a rate of 15-25%.

The Company's Board of Directors has determined that the Company will not distribute any amounts of its undistributed tax-exempt income as a dividend. The Company intends to reinvest its tax-exempt income. Accordingly, no deferred income taxes have been provided on income attributable to the Company's Approved and Beneficiary Enterprise programs, as the undistributed tax exempt income is essentially permanent in duration.

The benefits from the Company's Approved and Beneficiary Enterprise programs are dependent upon the Company fulfilling the conditions stipulated by the Investment Law, the Amendment and the regulations published thereunder (as applicable), as well as the criteria in theITA Approval. If the Company does not comply with those conditions, the tax benefits may be canceled, and the Company may be required to refund the amount of the canceled benefits, with the addition of linkage differences and interest. In 2011, due to the acquisition of certain assets from Aethra, the Company did not comply with all of the conditions stipulated in the ITA Approval. Therefore on May 22, 2011 the Company submitted an application to the Israeli Tax Authority in respect to the acquisition of certain assets from Aethra.  As of the date of these financial statements, the Company has not received any ruling by the Israeli Tax Authority regarding such application.

By virtue of the Investment Law, the Company is entitled to claim accelerated depreciation on equipment used by the Approved Enterprises during five tax years. The Company chose not to utilize this benefit in 2011. Income from sources other than the Approved and Beneficiary Enterprises during the benefit period will be subject to tax at Israel's regular corporate tax rate.

In December 2010, the Israeli Parliament passed the Law for Economic Policy for 2011 and 2012 (Amended Legislation), 2011, which prescribes, among other things, amendments to the Investment Law, effective as of January 1, 2011.  According to the amendment, the benefit tracks under the Investment Law were modified and a uniform tax rate will apply to companies eligible for the "Preferred Enterprise" status. In order to be eligible for preferred enterprise status, a company must meet minimum requirements to establish that it contributes to the country's economic growth and is a competitive factor for the gross domestic product. Companies may elect to irrevocably implement the amendment (while waiving benefits provided under the Investment Law in effect prior to 2011) and subsequently would be subject to the amended tax rates that are in peripheral regions (Development Area A) the reduced tax rate will be 10% in 2011 and 2012, 7% in 2013 and 2014 and 6% starting from 2015. In other regions the tax rate will be 15% in 2011 and 2012, 12.5% in 2013 and 2014 and 12% starting from 2015. Preferred Enterprises in peripheral regions will be eligible for Investment Center grants, as well as the applicable reduced tax rates.

A distribution from a Preferred Enterprise out of the "Preferred Income" would be subject to 15% withholding tax for Israeli-resident individuals and non-Israeli residents (subject to applicable treaty rates). A distribution from a Preferred Enterprise out of the "Preferred Income" would be exempt from withholding tax for an Israeli-resident company. A company electing to waive its Privileged Enterprise or Approved Enterprise status through June 30, 2015 may distribute "Approved Income" or "Privileged Income" subject to 15% withholding tax for Israeli resident individuals and non-Israeli residents (subject to applicable treaty rates) and exempt from withholding tax for an Israeli-resident company. Nonetheless, a distribution from income exempt under Privileged Enterprise and Approved Enterprise programs will subject the exempt income to tax at the reduced corporate income tax rates pertaining to the Privileged Enterprise and Approved Enterprise programs upon distribution, or complete liquidation in the case of a Privileged Enterprise's exempt income.

Under the transitional provisions of the 2011 Amendment, the Company may elect whether to irrevocably implement the 2011 Amendment with respect to its existing Beneficiary Enterprises while waiving benefits provided under the legislation prior to the 2011 Amendment or may continue to implement the legislation prior to the 2011 Amendment during the next years. The Company has not yet decided whether to apply the amendment.

d.	Israeli carryforward losses:

As of December 31, 2011, Radvision Ltd. had an available tax loss carryforward amounting to approximately $23,640 which may be carryforward, in order to offset taxable income in the future for an indefinite period.

e.	Income taxes for non-Israeli subsidiaries:

Non-Israeli subsidiaries are taxed according to the tax laws in their respective country of residence.

Israeli income taxes and foreign withholding taxes were not provided for undistributed earnings of the Company's foreign subsidiaries. The Company's Board of Directors has determined that the Company will not distribute any amounts of its subsidiaries' undistributed earnings as a dividend. The Company intends to reinvest these earnings indefinitely in its foreign subsidiaries. Accordingly, no deferred income taxes have been provided. If these earnings were distributed to Israel in the form of dividends or otherwise, the Company would be subject to additional Israeli income taxes (subject to an adjustment for foreign tax credits) and foreign withholding taxes.

f.
The Company's U.S. subsidiary's carryforward tax losses through December 31, 2011, amounted to approximately $ 5,495. These losses may be offset against any future U.S. taxable income of the U.S. subsidiary and will expire in the years 2021 through 2027. Considering the Company's income projections, management concluded based on the weight of available evidence that it is more likely than not that the deferred tax asset associated with the net operating loss carryforward and the other deferred tax items will be partially utilized in coming years. See also f below for the deferred taxes and valuation allowance recorded in respect of carryforward losses.

Utilization of U.S. net operating losses may be subject to substantial annual limitations due to the "change in ownership" provisions of the Internal Revenue Code of 1986 and similar state provisions. The annual limitations may result in the expiration of net operating losses before utilization.

g.	Deferred income taxes:

Deferred income taxes reflect the net tax effects of carryforward tax losses and temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and amounts used for income tax purposes. Significant components of the Company's deferred tax assets, net are as follows:

	December 31,
	2010	2011

Net operating loss carryforwards	$1,057	$5,158
Reserves and allowances, net	1,948	1,937
Compensation cost	1,756	1,915
Intangible assets	135	126
Research and development expenses	5,059	5,140

Net deferred tax asset before valuation allowance	9,955	14,276
Valuation allowance	(7,537)	(13,093)

	$2,418	$1,183

Domestic:
Current deferred tax asset, net	$482	$-
Non-current deferred tax asset, net	746	-

	1,228	-

Foreign:
Current deferred tax asset, net	448	450
Non-current deferred tax asset, net	742	733

	$1,190	$1,183

	$2,418	$1,183

In assessing the realization of deferred tax assets, management considers whether it is more likely than not that all or some portion of the deferred tax assets will not be realized. The ultimate realization of the deferred tax assets is dependent upon the generation of future taxable income during the period in which temporary differences are deductible and net operating losses are utilized. Based on consideration of these factors, the Company recorded a valuation allowance amounting to $ 7,537 and $ 13,093 as of December 31, 2010 and 2011, respectively.

h.	The Company's total income (loss) before provision for income taxes is as follows:

	Year ended December 31,
	2009	2010	2011

Domestic (Israel)	$3,681	$(3,711)	$(22,326)
Foreign	1,035	1,873	1,558

	$4,716	$(1,838)	$(20,768)

i.	The tax expenses are comprised as follows:

	Year ended December 31,
	2009	2010	2011

Domestic (Israel):

Deferred taxes	$(2,594)	$(152)	$(1,228)
Prior years taxes	(365)	(451)	(523)

Total domestic	(2,959)	(603)	(1,751)

Foreign:

Current taxes	(719)	(1,190)	(897)
Deferred taxes	(1,812)	288	(7)
Prior years taxes	-	(81)	-

Total foreign	(2,531)	(983)	(904)

	$(5,490)	$(1,586)	$(2,655)

j.
A reconciliation between the theoretical tax income, assuming all income is taxed at the statutory tax rate applicable to the income of the Company, and the actual tax income, as reported in the statements of operations, is as follows:

	Year ended December 31,
	2009	2010	2011

Income (loss) before taxes on income	$4,716	$(1,838)	$(20,768)

Theoretical tax expense (benefit) computed at the statutory rate *)	$1,309	$(291)	$(4,829)
Change in valuation allowance, net	7,600	329	5,952
Tax exempt or reduced tax on (income) loss due to approved enterprise status	(5,138)	(730)	(234)
Tax loss for prior years	365	532	632
Non-deductible stock-based compensation	852	568	438
Non-deductible employees related expenses	-	771	-
Others	502	407	696

Actual tax expense, net	$5,490	$1,586	$2,655

*)	The tax rates for domestic income were 26%, 25% and 24% for the years 2009, 2010 and 2011, respectively. The tax rate for the US income was 34% for the years 2009, 2010 and 2011.

The effect of the tax exempt or reduced (income) loss due to Approved Enterprise status on net earnings per share is:

	Year ended December 31,
	2009	2010	2011

Basic net earnings per Ordinary share	$0.27	$0.04	$0.04

Diluted net earnings per Ordinary share	$0.27	$0.04	$0.04